SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 23, 2003


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-25032              25-1724540
   ----------------------------         --------------       -------------------
   (State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)                    File Number)         Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania         15017
     ---------------------------------------------------------   -------------
               (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 9.

          The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

          The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

          On July 23, 2003, Universal Stainless and Alloy Products, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  July 23, 2003